Provisions	12 Months Ended
Dec. 31, 2023
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions	Provisions

(in millions €)	December 31, 2023	December 31, 2022
Contractual disputes	118.2	88.9
Obligations from onerous CMO contracts	80.2	235.5
Other	79.7	51.4
Total	278.1	375.8
Total current	269.3	367.2
Total non-current	8.8	8.6
As of December 31, 2023, our current provisions included €118.2 million in contractual disputes mainly related to purported obligations arising out of certain contractual disputes unrelated to the below-mentioned patent proceedings (€88.9 million as of December 31, 2022). Acknowledging an increase in obligations identified as contractual disputes, the change of €29.3 million compared to the previous period related mainly to additions.
As of December 31, 2023, our current provisions included €80.2 million (€235.5 million as of December 31, 2022) of obligations for production capacities derived from contracts with Contract Manufacturing Organizations, or CMOs, that became redundant The effects were driven by reducing production capacities as well as further fostering the global production network with our collaboration partners during the year ended December 31, 2023. The related expenses were recognized in cost of sales in our consolidated statements of profit or loss. The change of €(155.3) million compared to the previous period related to addition (€45.1 million), to release (€126.0 million) and usage (€74.5 million).
As of December 31, 2023, our current provisions included €79.7 million in other obligations mainly comprising inventor remunerations as well as customs and duties (€51.4 million as of December 31, 2022, mainly comprising inventor remunerations as well as customs and duties). The change of €28.3 million compared to the previous period related mainly to additions.